UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2015

Commission File Number 000-54530

GOPHER PROTOCOL INC.

(Exact name of small business issuer as specified in its charter)

Nevada	27-0603137
(State or other jurisdiction of incorporation or	(I.R.S. Employer Identification No.)
organization)

23129 Cajalco Road, Perris, CA 92570

(Address of principal executive offices)

888-685-7336

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On November 25, 2015, Gopher Protocol Inc. (the “Company”) issued a press release regarding it's engagement of Eric Lane of Green Patent Law, a prominent partner/founder with Green Patent Law, to represent and advise the Company in connection with the evaluation of patent applications, assistance with filing patents and any other intellectual property matters.

A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01        Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated November 25, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GOPHER PROTOCOL INC.

By: /s/ Michael Murray

Name: Michael Murray

Title: CEO, President, Secretary,

Treasurer and Director

Date:	December 1, 2015
Perris, California